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                                                                 EXHIBIT 10.49

                             INSIGNIA SOLUTIONS PLC

               1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES

                           As Adopted February 9, 1995
                             Amended April 20, 1999


                1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of share options. Capitalized terms not defined in the text are defined in Section 20.

                2.       SHARES SUBJECT TO THE PLAN.

                         2.1      NUMBER OF SHARES AVAILABLE.  Subject to
Sections 2.2 and 14 of the Plan, the total number of Shares issued and reserved and available for grant and issue pursuant to options under the Plan, the UK Employee Share Option Scheme 1996 (the "UK PLAN"), the 1988 U.S. Stock Option Plan (the "PRIOR PLAN") and the Company's Inland Revenue approved share option scheme (the "INLAND REVENUE PLAN") (the "PLAN", the "UK PLAN", the "PRIOR PLAN" and the "INLAND REVENUE PLAN", collectively, the "OPTION PLANS"), shall be four million six hundred seventy two thousand and seventy one (4,672,071) Shares. As of the Effective Date, options will no longer be granted pursuant to the Prior Plan. As of the date of expiration of the Inland Revenue Plan in December 1996, options will no longer be granted pursuant to the Inland Revenue Plan. Shares shall again be available for grant and issue in connection with future awards of options under the Plan and the UK Plan if such Shares cease to be subject to an option granted pursuant to the Option Plans. To the extent Shares are subject to options granted pursuant to the UK Plan, the Inland Revenue Plan or the Prior Plan, such Shares shall be unavailable for issue under this Plan until such options expire or become unexercisable without having been exercised in full. To the extent Shares are subject to options granted pursuant to this Plan, such Shares shall be unavailable for issue under the UK Plan until such options expire or become unexercisable without having been exercised in full.

                         2.2      ADJUSTMENT OF SHARES.  In the event that
the number of Shares in issue is changed by a consolidation or sub-division of ordinary shares of the Company or any bonus or other capitalization issue of ordinary shares or any similar change in the capital structure of the Company without consideration, or by a Corporate Transaction (as defined in Section 14.1) then, unless such change results in the termination of all outstanding Awards as a result of the Corporate Transaction, (a) the number of Shares reserved for issue under the Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and PROVIDED, FURTHER, that the Exercise Price of

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                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

any Award may not be decreased to below the U.S. Dollar equivalent of the par value of the Shares calculated by reference to the Conversion Rate prevailing at the date of exercise of an Award.

                3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 below) may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan. Each person is eligible to receive up to an aggregate maximum of five hundred thousand (500,000) Shares per fiscal year.

                4.       ADMINISTRATION.

                         4.1      COMMITTEE AUTHORITY.  The Plan shall be
administered by the Committee. Subject to the general purposes, terms and conditions of the Plan, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

                (a) construe and interpret the Plan, any Stock Option Agreement and any other agreement or document executed pursuant to the Plan;

                (b) prescribe, amend and rescind rules and regulations relating to the Plan;

                (c)      select persons to receive Awards;

                (d)      determine the form and terms of Awards;

                (e)      determine the number of Shares subject to Awards;

                (f) determine whether Awards will be granted in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                (g)      grant waivers of Plan or Award conditions;

                (h)      determine the vesting and exercisability of Awards;

                (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Stock Option Agreement;

                (j) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage; and

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                (k)      make all other determinations necessary or advisable
                         for the administration of the Plan.

                         4.2      COMMITTEE DISCRETION.  Any determination
made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                         4.3      COMMITTEE REQUIREMENT.  If two or more
members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

                5. STOCK OPTIONS. The Committee may grant Awards to eligible persons and shall determine whether such Awards shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Award, the Exercise Price of the Award, the period during which the Award may be exercised, and all other terms and conditions of the Award, subject to the following:

                         5.1      FORM OF OPTION GRANT. Each Award granted
under the Plan shall be evidenced by a Stock Option Agreement which shall expressly identify the Award as an ISO or NQSO, and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

                         5.2      DATE OF GRANT.  The date of grant of an
Award shall be the date on which the Committee makes the determination to grant such Award, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Award.

                         5.3      EXERCISE PERIOD.  Awards shall be
exercisable within the times or upon the events determined by the Committee as in the Stock Option Agreement; PROVIDED, HOWEVER, that no Award shall be exercisable after the expiration of ten (10) years from the date the Award is granted; and PROVIDED FURTHER that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock or shares of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") shall be exercisable after the expiration of five (5) years from the date the Award is granted. The Committee also may provide for the exercise of Awards to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

                         5.4      EXERCISE PRICE.  The Exercise Price shall
be determined by the Committee when the Award is granted subject to the following:

                (a) The Exercise Price shall not be less than 100% of the Fair Market Value of the Shares on the date of grant; PROVIDED, that the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair

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                         Market Value of the Shares on the date of grant.
                         Payment for the Shares subscribed for may be made in accordance with Section 6 of the Plan.

                (b)      The Exercise Price shall be in U.S. Dollars.

                (c) The Exercise Price shall not be less than the U.S. Dollar equivalent of the par value of the Shares calculated by reference to the Conversion Rate prevailing at the date of exercise of an Award.

                         5.5      METHOD OF EXERCISE.  Awards may be
exercised only by delivery to the Company of a written exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being subscribed for, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being subscribed for.

                         5.6      TERMINATION.  Notwithstanding the exercise
periods set forth in the Stock Option Agreement, exercise of an Award shall always be subject to the following:

                (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Awards only to the extent that such Awards would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee), but in any event, no later than the expiration date of the Awards.

                (b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant's Awards may be exercised only to the extent such Awards would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than (i) twelve (12) months after the Termination Date in the case of disability or (ii) eighteen (18) months after the Termination Date in the case of death (or such longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Awards.

                         5.7      LIMITATIONS ON EXERCISE.  The Committee may
specify a reasonable minimum number of Shares that may be subscribed for on any exercise of an Award; PROVIDED that such minimum number will not prevent Participant from exercising the Award for the full number of Shares for which it is then exercisable.

                         5.8      LIMITATIONS ON ISOS.  The aggregate Fair
Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed

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$100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Awards for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Awards for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Awards granted after the effective date of such amendment.

                         5.9      MODIFICATION, EXTENSION OR RENEWAL.  The
Committee may modify, extend or renew outstanding Awards and authorize the grant of new Awards in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Award previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Awards without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Awards granted on the date the action is taken to reduce the Exercise Price.

                         5.10     NO DISQUALIFICATION.  Notwithstanding any
other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                6. PAYMENT FOR SHARES. Payment for Shares subscribed for pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                (a) by waiver of compensation due or accrued to Participant for services rendered;

                (b)      provided that a public market for the Shares exists:

                         (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD DEALER") whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so subscribed for in order to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                         (2) through a "margin" commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Award and to pledge the Shares so subscribed for to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the

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                                  amount of the Exercise Price, and whereby the
                                  NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                (c)      by any combination of the foregoing.

                7.       WITHHOLDING TAXES.

                         7.1      WITHHOLDING GENERALLY.  Whenever Shares are
to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                         7.2      STOCK WITHHOLDING.  When, under applicable
tax laws, a Participant incurs tax liability in connection with the exercise of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                (a) the election must be made on or prior to the applicable Tax Date;

                (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

                (c) all elections shall be subject to the consent or disapproval of the Committee.

                8.       PRIVILEGES OF STOCK OWNERSHIP.

                         8.1      VOTING AND DIVIDENDS.  No Participant shall
have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

                         8.2      FINANCIAL STATEMENTS.  The Company shall
provide financial statements to each Participant prior to such Participant's subscription for Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

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                9.       TRANSFERABILITY. Subject to Section 4.1(j), Awards
granted under the Plan, and any interest therein, shall not: (a) be transferable or assignable by the Participant, (b) be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Stock Option Agreement provisions relating thereto or (c) during the lifetime of the Participant, be exercisable by anyone other than the Participant, and any elections with respect to an Award, may be made only by the Participant.

                10. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

                11. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issue. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

                12.      EMPLOYMENT WITH COMPANY.

                         12.1       NO OBLIGATION TO EMPLOY.  Nothing in the
Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                         12.2       NO RIGHT TO COMPENSATION.  In the event
that any person holding an Award under the Plan ceases to be employed by, or otherwise has ceased to provide services to, the Company or a Parent, Subsidiary or Affiliate for whatever reason, he shall have no right to any compensation in respect of this loss of right to receive Shares under this Plan.

                13. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted

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with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

                14.      CORPORATE TRANSACTIONS.

                         14.1       ASSUMPTION OR REPLACEMENT OF AWARDS BY
SUCCESSOR. In the event of (a) a sale of the entire share capital of the Company to another corporation (whether for consideration in cash or in the form of securities of any kind), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or
(d) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company ("CORPORATE TRANSACTION"), any or all outstanding Awards may be assumed or replaced by the purchasing or successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the purchasing or successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The purchasing or successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject repurchase restrictions no less favorable to the Participant.

                         14.2       EXPIRATION OF AWARDS.  In the event such
purchasing or successor corporation, if any, refuses to assume or substitute the Awards, as provided above, pursuant to a transaction described in Subsection 14.1(a) above, such Awards shall expire on such transaction at such time and on such conditions as the Board shall determine. In the event such purchasing or successor corporation, if any, refuses to assume or substitute the Awards as provided above, pursuant to a corporate transaction described in Subsections 14.1(b), (c) or (d) above, or there is no purchasing or successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Stock Option Agreement, the Awards shall expire on a date at least twenty (20) days after the Board gives written notice to Participants specifying the terms and conditions of such termination.

                         14.3       OTHER TREATMENT OF AWARDS.  Subject to
any greater rights granted to Participants under the foregoing provisions of this Section 14, in the event of the occurrence of any Corporate Transaction described in Section 14.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of such Corporate Transaction.

                         14.4       ASSUMPTION OF AWARDS BY THE COMPANY.  The
Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by

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another company, the terms and conditions of such award shall remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Award rather than assuming an existing option, such new Award may be granted with a similarly adjusted Exercise Price.

                15. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective at such date and time as the Registration Statement filed with the SEC relating to the Company's securities is declared effective (and then only provided that the initial public offering later closes) (the "EFFECTIVE DATE"). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the date the Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; PROVIDED, HOWEVER, that: (a) no Award may be exercised prior to initial shareholder approval of the Plan and (b) no Award granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company.

                16. TERM OF PLAN. The Plan will terminate ten (10) years from the date the Plan is adopted by the Board or, if earlier, the date of shareholder approval.

                17. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to the Plan; PROVIDED, HOWEVER, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans; PROVIDED, FURTHER, that no amendment may be made to outstanding Awards without the consent of the Participant.

                18. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                19. GOVERNING LAW. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

                20. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

                         "AFFILIATE" means any corporation that directly, or
indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and

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policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                         "AWARD" means an award of an option to subscribe for
Shares.

                         "BOARD" means the Board of Directors of the Company.

                         "CODE" means the Internal Revenue Code of 1986, as
amended.

                         "COMMITTEE" means the committee appointed by the
Board to administer the Plan, or if no committee is appointed, the Board.

                         "COMPANY" means Insignia Solutions plc, a
corporation organized under the laws of England, or any successor corporation.

                         "CONVERSION RATE" means the average currency
conversion rate quoted by the Bank of America in London as the price for Pounds Sterling purchased with U.S. Dollars.

                         "DISABILITY" means a disability, whether temporary
or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                         "EXERCISE PRICE" means the price per share at which
a holder of an Award may subscribe for the Shares issuable upon exercise of the Award.

                         "FAIR MARKET VALUE" means the value of a share of
the Company's Ordinary Shares of 20p each determined as follows:

                (a) if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are then quoted on the Nasdaq National Market the closing price on the Nasdaq National Market System on the trading day immediately preceding the date on which Fair Market Value is determined, or, if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred;

                (b) if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are publicly traded and are then listed on a national securities exchange, the closing price or, if no reported sale takes place on such date, the closing price on the next preceding trading day on which a reported sale occurred;

                (c) if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by THE WALL STREET JOURNAL, for the over-the-counter market; or

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                (d)      if none of the foregoing is applicable, by the Board
                         in good faith.

                         "INSIDER" means an officer or director of the
Company or any other person whose transactions in the Company's ordinary shares are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

                         "OUTSIDE DIRECTOR" means any outside director as
defined in Section 162(m) of the Code and the regulations issued thereunder.

                         "PARENT" means any corporation (other than the
Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "PARTICIPANT" means a person who receives an Award
under the Plan.

                         "PLAN" means this Insignia Solutions plc 1995
Incentive Stock Option Plan for U.S. Employees, as amended from time-to-time.

                         "SEC" means the Securities and Exchange Commission.

                         "SECURITIES ACT" means the Securities Act of 1933,
as amended.

                         "SHARES" means Ordinary Shares of 20p each in the
Company, reserved for issue under the Option Plans, as adjusted pursuant to Sections 2 and 14 of the Plan, any instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts) and any successor security.

                         "STOCK OPTION AGREEMENT" means, with respect to each
Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                         "SUBSIDIARY" means any corporation (other than the
Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "TERMINATION" or "TERMINATED" means, for purposes of
the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or advisor, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee; PROVIDED, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

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